 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2018

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification No.)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip Code)

(914) 684-2800
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2018, Bunge Limited (the "Company") issued a press release announcing the appointment of Vinita Bali to the Board of Directors of the Company, effective immediately.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Ms. Bali, age 62, served as Chief Executive Officer of Britannia Industries, a publicly listed food company in India, from 2005 until 2014. Prior to that, she was Head of the Business Strategy practice in the U.S. at the Zyman Group, a consulting firm. She started her career in India at a Tata Group company in 1977, and joined Cadbury India in 1980, subsequently working for Cadbury in the United Kingdom, Nigeria and South Africa, until 1994. From 1994 to 2003, she held senior positions in marketing and general management at The Coca-Cola Company in the U.S. and Latin America, becoming Global Head of Corporate Strategy in 2001. Ms. Bali serves as an advisory board member of PwC India, and is a non-executive director on the boards of Smith & Nephew plc, as well as several Indian companies, including CRISIL Ltd., Titan Industries Ltd. and Syngene International Limited. She is a former non-executive director of Syngenta International AG. She also chairs the Board of the Global Alliance for Improved Nutrition (GAIN).

Ms. Bali, an independent director, will serve on the Finance and Risk Policy Committee and the Sustainability and Corporate Responsibility Committee of the Board of Directors. In connection with the appointment of Ms. Bali to the Board of Directors, she will receive compensation for her services as a director consistent with that provided to the Company’s other non-employee directors, including an award of restricted stock units upon joining the Board. With the appointment of Ms. Bali, Bunge Limited’s Board of Directors consists of eleven directors.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 3, 2018

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Deputy General Counsel, Chief Compliance Officer and Secretary

EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated January 3, 2018